COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 16—COMMITMENTS AND CONTINGENCIES

        In the ordinary course of business, ILG is a party to various legal proceedings. ILG establishes reserves for specific legal matters when it determines that the likelihood of an unfavorable outcome is probable and the loss is reasonably estimable. ILG does not establish reserves for identified legal matters when ILG believes that the likelihood of an unfavorable outcome is not probable. Although management currently believes that an unfavorable resolution of claims against ILG, including claims where an unfavorable outcome is reasonably possible, will not have a material impact on the liquidity, results of operations, or financial condition of ILG, these matters are subject to inherent uncertainties and management's view of these matters may change in the future. ILG also evaluates other contingent matters, including tax contingencies, to assess the probability and estimated extent of potential loss. See Note 14 for a discussion of income tax contingencies.

Lease Commitments

        ILG leases office space, computers and equipment used in connection with its operations under various operating leases, many of which contain escalation clauses. We account for leases under ASC Topic 840, "Leases" ("ASC 840").

        Future minimum payments under operating lease agreements are as follows (in thousands):

Years Ending December 31,
2016	$12,465
2017	10,407
2018	8,274
2019	6,794
2020	6,133
Thereafter through 2021	9,478

Total	$53,551

        Expense charged to operations under these agreements was $12.1 million, $12.7 million and $11.1 million for the years ended December 31, 2015, 2014 and 2013, respectively. Lease expense is recognized on a straight-line basis over the term of the lease, including any option periods, as appropriate. The same lease term is used for lease classification, the amortization period of related leasehold improvements, and the estimation of future lease commitments.

        Other items, such as certain purchase commitments and guarantees are not recognized as liabilities in our consolidated financial statements but are required to be disclosed in the footnotes to the financial statements. These funding commitments could potentially require our performance in the event of demands by third parties or contingent events. The following table summarizes these items, on an undiscounted basis, at December 31, 2015 and the future periods in which such obligations are expected to be settled in cash. In addition, the table reflects the timing of principal and interest payments on outstanding borrowings.

Years Ending December 31,	Total	2016	2017	2018	2019	2020	Thereafter
	(Dollars in thousands)
Debt principal	$425,000	$—	$—	$—	$75,000	$—	$350,000
Debt interest (projected)	158,138	23,906	23,895	23,895	20,817	19,687	45,938
Guarantees, surety bonds, and letters of credit	88,680	65,122	7,894	7,488	6,511	1,623	42
Purchase obligations and other commitments	81,860	21,995	22,583	10,164	9,601	8,992	8,525

Total commitments	$753,678	$111,023	$54,372	$41,547	$111,929	$30,302	$404,505

        At December 31, 2015, guarantees, surety bonds and letters of credit totaled $88.7 million, with the highest annual amount of $65.1 million occurring in year one. The total includes a guarantee by us of up to $36.7 million of the construction loan for the Maui project. The total also includes maximum exposure under guarantees of $41.3 million which primarily relates to our Exchange and Rental segment's rental management agreements, including those with guaranteed dollar amounts, and accommodation leases supporting the segment's management activities that are entered into on behalf of the property owners for which either party generally may terminate such leases upon 60 to 90 days prior written notice to the other party. In addition, certain of our rental management agreements provide that owners receive specified percentages of the rental revenue generated under its management. In these cases, the operating expenses for the rental operations are paid from the revenue generated by the rentals, the owners are then paid their contractual percentages or guaranteed amounts, and our vacation rental business either retain the balance (if any) as its fee or makes up the deficit. Although such deficits are reasonably possible in a few of these agreements, as of December 31, 2015, future amounts are not expected to be significant either individually or in the aggregate.

        Additionally, as of December 31, 2015, our letters of credit totaled $8.6 million and were principally related to our Vacation Ownership sales and financing activities. More specifically, these letter of credits provide alternate assurance on amounts held in escrow which enable our developer entities to access purchaser deposits prior to closings, as well as provide a guarantee of maintenance fees owed by our developer entities during subsidy periods at a particular vacation ownership resort, among other items.

        The purchase obligations primarily relate to future guaranteed purchases of rental inventory, operational support services, marketing related benefits and membership fulfillment benefits. Certain of our vacation rental businesses also enter into agreements, as principal, for services purchased on behalf of property owners for which it is subsequently reimbursed. As such, we are the primary obligor and may be liable for unreimbursed costs. As of December 31, 2015, amounts pending reimbursements are not significant.

European Union Value Added Tax Matter

        In 2009, the European Court of Justice issued a judgment related to Value Added Tax ("VAT") in Europe against an unrelated party. The judgment affects companies who transact within the European Union ("EU"), specifically providers of vacation interest exchange services, and altered the manner in which the Exchange and Rental segment accounts for VAT on its revenues as well as to which EU country VAT is owed.

        As of December 31, 2015 and December 31, 2014, ILG had an accrual of $0.4 million and $2.3 million, respectively, representing accrued VAT liabilities, net of any VAT reclaim refund receivable related to this matter. The net change of $2.0 million in the accrual from December 31, 2014 primarily relates to a decrease in the change in estimate primarily to update the periods for which the accrued VAT liabilities are due, and the resolution with the respective taxing authority of a specific methodology that is to be utilized, as well as the effect of foreign currency remeasurements. Changes in estimates resulted in favorable adjustments of $2.1 million, $0.7 million and $1.1 million to our consolidated statements of income for the years ended December 31, 2015, 2014 and 2013, respectively.

        Because of the uncertainty surrounding the ultimate outcome and settlement of these VAT liabilities, it is reasonably possible that future costs to settle these VAT liabilities as of December 31, 2015 may range from $0.4 million up to approximately $0.8 million based on year-end exchange rates. ILG believes that the $0.4 million accrual at December 31, 2015 is our best estimate of probable future obligations for the settlement of these VAT liabilities. The difference between the probable and reasonably possible amounts is primarily attributable to the assessment of certain potential penalties.